SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934



Filed by the Registrant X
Filed by a Party other than the Registrant
Check the appropriate box:
__  Preliminary Proxy Statement
__  Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
X   Definitive Proxy Statement
__  Definitive Additional Materials
__  Soliciting Material Pursuant to Section 240.14a-11(c) or
   Section 240.14a-12


                        ACACIA RESEARCH CORPORATION
              (Name of Registrant as Specified In Its Charter)



         ______________________________________________________
           (Name of Person(s) Filing Proxy Statement if other
                           than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
    14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
__ $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
__ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

__  Fee paid previously with preliminary materials.
__ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

                   ACACIA RESEARCH CORPORATION
            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD MAY 14, 1996


To the Shareholders:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Acacia Research Corporation, a California corporation (the "Company"), will be held on Tuesday, May 14, 1996 at 5:00 p.m., local time, at The Pasadena Rose Bowl Press Box located at 1001 Rose Bowl Drive at Arroyo Blvd., Pasadena, California 91103, for the following purposes:

   1. To elect directors to serve for the ensuing year and until their successors are elected and duly qualified;

   2. To approve and ratify the Company's 1996 Stock Option Plan and reserve 250,000 shares for issuance thereunder;

   3. To approve and ratify the Company's 1996 Executive Stock
 Bonus Plan and the award of options to purchase 360,000 shares thereunder; and

   4. To transact such other business as may properly come before the meeting or any adjournment thereof.

   Only shareholders of record at the close of business on March
20, 1996 are entitled to receive notice of and to vote at the Annual Meeting.

   All shareholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she previously returned a proxy.

          By Order of the Board of Directors



          Kathryn King-Van Wie
          Secretary

Pasadena, California
April 22, 1996

                          YOUR VOTE IS IMPORTANT

         IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING,
     YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED
     PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED
     ENVELOPE.

                   ACACIA RESEARCH CORPORATION

                     12 SOUTH RAYMOND AVENUE
                   PASADENA, CALIFORNIA  91105

                     _______________________


                         PROXY STATEMENT


 The enclosed Proxy is solicited on behalf of the Board of Directors of Acacia Research Corporation, a California corporation ("Acacia" or the "Company"), for use at Acacia's Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, May 14, 1996 at 5:00 p.m., local time, or at any adjournment(s) thereof. The purposes of the Annual Meeting are set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held on Tuesday, May 14, 1996 at 5:00 p.m., local time, at The Pasadena Rose Bowl Press Box located at 1001 Rose Bowl Drive at Arroyo Blvd., Pasadena, California 91103.

 These proxy solicitation materials were mailed on or about April
22, 1996 to all shareholders entitled to vote at the Annual
Meeting.

RECORD DATE; OUTSTANDING SHARES; PROCEDURAL MATTERS

 Shareholders of record as of the close of business on March 20, 1996 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the March 20, 1996 Record Date, 1,868,072 shares of the Company's Common Stock, no par value (the "Common Stock"), were issued and outstanding. Each share has one vote on all matters. For information regarding holders of more than 5% of the outstanding Common Stock, see "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT." The closing prices of the Company's Common Stock as reported on the NASD Bulletin Board on March 20, 1996 was $6.13 per share, and on April 19, 1996 was $9.25 per share.

 The Company will bear the cost of this solicitation, including reimbursement of brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses in forwarding solicitation material to such beneficial owners. The solicitation of proxies for the 1996 Annual Meeting will be made primarily by mail. However, proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile.

VOTING

 Each share of Common Stock outstanding on the Record Date is entitled to one vote. In addition, every shareholder, or his proxy, entitled to vote upon the election of directors may cumulate his votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his shares are entitled, or distribute his votes calculated on the same principle among as many candidates as he thinks fit. No shareholder or proxyholder, however, shall be entitled to cumulate votes unless such candidate or candidates have been nominated prior to the voting and the shareholder has given notice at the meeting, prior to the voting, of the shareholder's intention to cumulate the shareholder's votes. If any one shareholder gives such notice, all shareholders may cumulate their votes for candidates in nomination. An affirmative vote of a majority of the shares present and voting at the meeting is required for approval of all items being submitted to the shareholders for their consideration. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting. Each is tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

REVOCABILITY OF PROXIES

 A shareholder may revoke any proxy given pursuant to this solicitation by attending the Annual Meeting and voting in person, or by delivering to the Company prior to the Annual Meeting a written notice of revocation or a duly executed proxy bearing a date later than that of the previous proxy.



                         PROPOSAL NO. 1

                      ELECTION OF DIRECTORS

NOMINEES

 The Bylaws of the Company presently provide that there shall be five directors and that such directors are to be elected at the Annual Meeting of Shareholders. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are presently directors of the Company. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. It is not presently expected that any of the nominees named below will be unable or will decline to serve as a director. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in a manner to assure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and duly qualified.

 Biographical summaries and ages as of March 20, 1996 of individuals nominated by the Board of Directors for election as directors are provided below. Data with respect to the number of shares of the Company's Common Stock beneficially owned by each of them, directly or indirectly, as of that date, appears on pages 15 and 16 of this Proxy Statement under the caption "Security Ownership of Certain Beneficial Owners and Management." There is no family relationship among any directors or executive officers of the Company.


    NAME, PRINCIPAL OCCUPATION AND DIRECTORSHIPS       AGE     DIRECTOR
                                                                 SINCE
R. BRUCE STEWART, PRESIDENT, TREASURER AND DIRECTOR

     Mr. Stewart joined the Company at its              59       1993
inception in March 1991, and has served the Company as Director, President and Chief Executive Officer since its incorporation in January 1993. Mr. Stewart founded the Company and has guided the development of the Company's strategies and operations. Prior to establishing the Company, Mr. Stewart served as the President of Annandale Corporation, an investment banking firm and broker-dealer, from 1977 to 1992.

BROOKE P. ANDERSON, VICE PRESIDENT, RESEARCH AND        33       1993
   DEVELOPMENT AND DIRECTOR

     Dr. Anderson joined the Company at its inception and, from January 1993 to the present, has served the Company as Director, Vice President, Research and
Development, and, from January 1993 through September
1995, as Secretary. Dr. Anderson has primary responsibility for the technical development and maintenance of Acacia's stock-screening models. He received his Ph.D. in Computation and Neural Systems and M.S. in Applied Physics from the California
Institute of Technology, as well as a B.S. in Nuclear
Engineering from the University of Michigan. Dr. Anderson is the author of technical papers in the fields of neural networks, signal processing, and adaptive systems and is the co-holder of a U.S. patent pertaining to adaptive systems.

FRED A. DE BOOM, DIRECTOR

     Mr. de Boom became a director of the Company       60       1995
in February 1995. Mr. de Boom is a principal in Sonfad Associates, a position he has held since
June 1993. Sonfad Associates is a Los Angeles based investment banking firm that is involved in mergers and acquisitions, private debt and equity placements, strategic and financial business planning, leveraged buy-outs and ESOP funding, bank debt refinance, asset based and lease financing, and equity for debt restructuring. Previously, he had been employed as a Vice President of Tokai Bank for five years, and as a Vice President of Union Bank for an additional eight years. Mr. de Boom received a B.A. degree from Michigan
State University and an M.B.A. degree from the University of California.

PAUL R. RYAN, VICE PRESIDENT, CAPITAL MANAGEMENT
AND DIRECTOR

     Mr. Ryan became a director and officer of         49     1995
the Company in August 1995. Mr. Ryan has direct responsibility for portfolio management and is, along with the Company, a general partner of each of the funds formed by the Company. He received a B.S. Degree from Cornell University and attended the New York University Graduate School of Business. Mr. Ryan was a general partner of the American Health Care Fund, L.P. until 1993. Prior to such time, he was a financial consultant with Merrill Lynch.

EDWARD W. FRYKMAN, DIRECTOR

     In April 1996, the Board of Directors appointed   59     1996
Mr. Frykman to fill a vacancy on the Board of Directors. Mr. Frykman is presently an account executive with Crowell, Weedon & Co., a position he has held since 1992. From 1990 to 1992, Mr. Frykman served as Senior Vice President of L.H. Friend & Co.
Both Crowell, Weedon & Co. and L.H. Friend & Co.
are investment brokerage firms located in Southern
California.  In addition, from October 1972 to
September 1987, Mr. Frykman was the Manager of the
Los Angeles Regional Retail Office of Shearson Lehman
Hutton, and from September 1987 to March 1990 served as a Senior Account Executive with Shearson Lehman
Hutton.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" ALL OF THE NOMINEES LISTED ABOVE.


BOARD MEETINGS AND COMMITTEES

 The Board of Directors of the Company held a total of twenty (20) meetings during the fiscal year ended December 31, 1995. During fiscal 1995, no incumbent director attended fewer than 75% of the sum of the total number of meetings of the Board of Directors (held while such person was a director) and the total number of meetings of all committees of the Board of Directors on which that director served. See "Director Compensation" for information on the compensation of non-employee directors.

 The Board has an Audit Committee and a Compensation Committee but does not have a nominating committee or any committee performing a similar function.

 The Audit Committee of the Board of Directors, which currently consists of Fred A. de Boom and Edward W. Frykman, was established in April 1996. The Audit Committee recommends engagement of the Company's independent accountants and is primarily responsible for approving the services performed by the Company's independent accountants and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls. The Company did not have an Audit Committee meeting during fiscal 1995.

 The Compensation Committee of the Board of Directors, which currently consists of Fred A. de Boom and Edward W. Frykman, was established in April 1996. The Compensation Committee is primarily responsible for making recommendations to the Board of Directors regarding the Company's executive compensation policy and incentive compensation for employees and consultants to the Company. The Company did not have a Compensation Committee meeting during fiscal 1995.

DIRECTOR COMPENSATION

 Directors who are also employees of the Company receive no separate compensation from the Company for their service as members of the Board of Directors. In 1995, the Company's then only non-employee director, Fred de Boom, received options to purchase 10,000 shares of Common Stock under the Company's 1993 Stock Option Plan in lieu of receiving retainer fees for his service as a non-employee director of the Company. If the 1996 Stock Option Plan is approved by the Company's shareholders, each non-employee director will receive additional stock option grants, and it is not anticipated that such non-employee directors will receive any cash compensation from the Company for their service as members of the Board of Directors in 1996, although they may be reimbursed for reasonable expenses incurred by them in attending Board of Directors and Committee meetings.


                         PROPOSAL NO. 2

                APPROVAL AND RATIFICATION OF THE
                     1996 STOCK OPTION PLAN

 On April 16, 1996, the Board of Directors adopted the Acacia 1996 Stock Option Plan (the "1996 Plan"), subject to the approval by the shareholders of the Company at the Annual Meeting. A total of 250,000 shares of the Company's Common Stock is proposed to be reserved for issuance under the 1996 Plan. The 1996 Plan is intended to replace the Company's 1993 Stock Option Plan.

GENERAL

   The Plan, was approved and adopted by the Board of Directors of the Company (the "Board"), on April 16, 1996.

   The Plan provides for the grant of Nonqualified Stock Options and Incentive Stock Options to key employees including officers of the Company and its Subsidiaries and certain other individuals as selected by the Committee under the "Key Employee Program." The Plan also provides for the automatic grant of Nonqualified Stock Options to non-employee directors upon initial election to the Board of Directors and thereafter on an annual basis under the "Non-Employee Director Program." Capitalized terms herein not otherwise defined shall have the meanings given to them in the Plan.

   The Plan is available from the Secretary of the Company on request. Reference is made to the Plan for a full statement of its terms. Additional provisions, not inconsistent with the Plan, are set forth in the respective Award Agreements entered into by recipients of Options under the Plan. This summary principally addresses the general provisions of the Plan. The specific terms and conditions of an Option are set forth in a participant's Award Agreement.

PURPOSE

   The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing an additional means through the grant of Options to attract, motivate and retain certain key employees, agents and consultants (including officers whether or not directors) of the Company and its Subsidiaries, and experienced and knowledgeable independent directors.

AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

   The Plan will terminate on April 15, 2006 unless the Plan is earlier terminated by the Board. To the extent required by Rule 16b-3 or other applicable law, shareholder approval is required with respect to certain amendments that (i) materially increase the benefits accruing to Participants under the Plan, (ii) materially increase the aggregate number of shares which may be issued under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan. Other than as described in the previous sentence, the Board may, without shareholder approval, at any time terminate or from time to time amend, modify or suspend the Plan, except for certain exceptions regarding the frequency of amendments to the Non-Employee Director Program.

   Without written consent of the Participant, no amendment, suspension or termination of the Plan or change of or affecting any outstanding Option shall affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any then outstanding Option granted under this Plan.

ADMINISTRATION OF THE PLAN

   The Non-Employee Director Program provides for automatic Option grants and is, to the maximum extent possible, self-effectuating. The Key Employee Program is administered by a committee of the Board (the "Committee"), the members of which must be "disinterested" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

   The Committee must act by a majority vote or by written consent of its members. The Committee has the authority to select those employees of the Company or a Subsidiary who may participate in the Key Employee Program and to determine the terms of their Options, including the number of shares subject thereto, subject only to the limitations of the Plan and applicable law. In addition, the Committee has the authority to approve the forms of Award Agreements, to construe and interpret the Plan and any related agreements, to prescribe, amend and rescind rules and regulations relating to the administration of this Plan, to cancel, modify or waive the Company's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Employees, subject to any required consent under Section
4.6 of the Plan, to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum of Awards and to make all other determinations and take such other action as contemplated by the Plan or as may be necessary or advisable for the administration of the Plan and the effectuation of its purposes.

   Members of the Committee are selected by the Board to serve until their successors are appointed. The Committee currently consists of the two members of the Company's Compensation Committee, Fred A. de Boom and Edward W. Frykman. For additional information about the Plan and the Committee, the Committee's address is c/o Acacia Research Corporation, 12 South Raymond Avenue, Pasadena, California 91105. The telephone number at that location is (818) 449-6431.

ELIGIBILITY AND PARTICIPATION

   Any key employee (including any officer, executive, or administrative, managerial, production, marketing or sales employee) of the Company or a Subsidiary, as determined in the sole discretion of the Committee, is eligible to be granted Options under the Key Employee Program. In addition, the Committee may select in its sole discretion certain other persons (including significant agents and consultants) who perform substantial services for the Company or a Subsidiary of a nature similar to those performed by key employees to participate in the Plan. The Plan provides that all directors who are not officers or employees of the Company or a Subsidiary are eligible to participate in the Non-Employee Director Program.

TERMS

   The Committee determines the number of shares that are to be subject to the Options granted to participants under the Key Employee Program and the terms and conditions of such Options, including whether such Options are Nonqualified Stock Options or Incentive Stock Options. The maximum number of shares that may be subject to Options granted to any individual under the Key Employee Program during any calendar year is 100,000, subject to adjustment as described under the caption "Options and Adjustments to Options" below.

   The number of shares that are subject to annual Options automatically granted to each Non-Employee Director Participant is currently fixed at 1,000 for each such Option. In addition, the number of shares that are subject to one-time Options automatically granted to each Non-Employee Director Participant is 10,000 for each such Option. The maximum number of shares that may be issued upon the exercise of all Options granted to Non-Employee Directors under the Non-Employee Director Program is 50,000, subject to adjustment as described under the caption "Options and Adjustments to Options" below. The maximum number of shares that may be delivered pursuant to Options qualified as Incentive Stock Options granted under the Plan is 200,000. Each of the three foregoing numerical limits are subject to adjustments in accordance with the Plan.

   The aggregate number of shares of the Company's Common Stock which may be issued upon the exercise of all Options under the Plan is 250,000.

AWARD AGREEMENT

   Each Option granted to a Participant must be evidenced by a written Award Agreement executed by the Participant and an authorized officer of the Company, containing all the terms and conditions of the Option.

OPTIONS AND ADJUSTMENTS TO OPTIONS

   The Options represent options to purchase shares of the Company's Common Stock. The number and kind of shares issuable under the Plan and upon the exercise of Options (and the exercise price, if appropriate) will be adjusted in an appropriate proportionate and equitable manner in the event of any extraordinary dividend or other extraordinary distribution in respect of the Common Stock, or any recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock for other securities of the Company, or any other like corporate transaction or event in respect of the Common Stock, so that after any such event, the Participant's proportionate interest will be maintained as before the occurrence of any such event; provided, however, that no such adjustment shall be made with respect to Incentive Stock Options which would cause the Plan to violate Section 424(a) of the Internal Revenue Code or any successor provision thereto. Notwithstanding the preceding sentence, Options granted to Non-Employee Director Participants shall be adjusted as described above only to the extent that
(a) such adjustment and the Committee's actions in respect thereof satisfy applicable criteria under Rule 16b-3 and (b) such adjustment is consistent with adjustments to Options held by persons other than executive officers or directors of the Company.

   The Plan provides, with limited exceptions, that Options are not assignable or transferable except by will or the laws of descent and distribution, and that only the Participant (or, in the event of his or her death, the Participant's Beneficiary) may exercise the Option.

KEY EMPLOYEE PROGRAM

   One or more Options may be granted to any Eligible Employee. The Committee will designate Options granted as either Incentive Stock Options or Nonqualified Stock Options and the appropriate designation will appear on the respective Award Agreements. Award Agreements need not be identical and, as previously noted, the terms of individual Award Agreements are determined by the Committee, subject to the limitations described in the Plan.

   No Option granted under the Key Employee Program may be exercised during the first six months after such Option is granted and no such Option may be exercised more than 10 years after the date it is granted or such shorter period as the Committee may determine, except that Incentive Stock Options granted to any person who, at the time such Option is granted, owns (or is deemed to own under Section 424(d) of the Internal Revenue Code) shares of Common Stock representing 10% of the total combined voting power of all classes of stock of the Company shall not be exercisable more than five years after the initial grant of such Options. Options granted to Eligible Employees become exercisable in one or more installments in the manner and at the time or times specified by the Committee, which may also thereafter extend or accelerate the exercisability of an Option in any circumstances it deems appropriate (including circumstances related to a Change in Control Event or reorganization as described in Section 4.2 of the Plan), subject to the maximum 10 year term. A Change in Control Event is defined under Section 5.1(g) of the Plan to include certain changes in ownership of more than 50% of the outstanding stock and certain mergers, asset sales and changes in Board composition. Once exercisable, an Option remains exercisable until the expiration of the exercise period or earlier cancellation or termination of the Option. The Committee may provide that any unexercised Option granted to an Eligible Employee may not be exercised as of the date of any event or transaction in or pursuant to which the Company does not survive.

   The purchase price payable upon the exercise of an Incentive Stock Option must be at least equal to the Fair Market Value of the Common Stock on the Award Date, or 110% of the Fair Market Value for Incentive Stock Options granted to any person who, at the time such Option is granted, owns (or is deemed to own under Section 424(d) of the Internal Revenue Code) shares of Common Stock representing 10% of the total combined voting power of all classes of stock of the Company. No such requirement exists under the Plan for Nonqualified Stock Options. Payment for the exercise of Incentive Stock Options may be made in cash, with shares of Common Stock already owned by the Participant, with a combination of cash and such Common Stock or with a promissory note secured by such Common Stock.

   The Committee may authorize a Participant who uses already-owned shares of the Company's Common Stock to pay for the exercise of Options to simultaneously receive a new "reload" Option. Subject to certain limitations specified in Section 2.2(c) of the Plan or otherwise imposed by the Committee, such reload Options would give the Participant the right to purchase the same number of shares of the Company's Common Stock as such Participant used to pay for the exercise of the earlier Options. The exercise price of the reload option would be equal to the Fair Market Value of a share of Common Stock on the date of exercise of the initial Option to which the reload feature relates. The reload option would only be exercisable if (i) the Option holder is an Eligible Employee of the Company or any of its Subsidiaries at the time of exercise, (ii) the exercise occurs at least six months after its date of grant and
(iii) the initial option to which the reload Option relates has not expired or it has expired but the Committee has extended the period in which the reload Option may be exercised. The Committee may also authorize the grant of additional reload options for the number of shares of Common Stock used to pay for the exercise of any prior reload option.

   The Committee will establish in respect of each Award granted to an Eligible Employee the effect of a termination of employment on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination.

   Subject to the general limitations on Awards contained in the Plan, the Committee from time to time may authorize, generally or in specific cases only, any adjustment in the exercise or purchase price, the number of shares subject to, or the term of, an Award granted to an Eligible Employee by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price which is higher or lower than the exercise or purchase price of the original or prior Award, provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period. Certain of such changes may require the consent of the holder under Section 4.6 of the Plan.

NON-EMPLOYEE DIRECTOR PROGRAM

   Under the Non-Employee Director Program, each person who was a Non-Employee Director at the time of the Plan's adoption by the Board on April 16, 1996 was granted automatically, subject to the approval of shareholders at the Annual Shareholders Meeting on May 14, 1996, a Nonqualified Stock Option to purchase 10,000 shares of the Company's Common Stock. In addition, on the first business day in each calendar year during the term of the Plan following the approval of the Plan by the shareholders of the Company, each person who is a Non-Employee Director as of such date will granted automatically on each such date a Nonqualified Stock Option to purchase 1,000 shares of the Common Stock. The purchase price per share of Common Stock covered by each such Option granted to a Non-Employee Director Participant, payable in cash and/or shares of Common Stock, shall be the Fair Market Value of the Common Stock on the date the Option is granted. Except in the event of certain Change of Control Events described in the Plan, the Options will be exercisable in full commencing on the first anniversary of their grant, with the exception of the one-time Nonqualified Stock Options granted to all Non-Employee Directors to purchase 10,000 shares of the Company's Common Stock, which such Options shall vest at the rate of 2,500 shares of Common Stock per year on each of the first four anniversaries of the date of such grant. Unless earlier terminated, the Options will terminate 5 years after they are granted. The specific number of shares specified above and the shares subject to outstanding Options (as well as the exercise price) are subject to adjustment as described under the caption "Options and Adjustments to Options."

   In the event that a Non-Employee Director Participant's service as a Board member is terminated for any reason, Options held by such director shall remain exercisable (to the extent such Options were previously exercisable) for six (6) months after such service terminates or until the expiration of the stated term of such Options, whichever occurs first. The non-exercisable portion of such Options will terminate upon a termination of service of the director.

   The Options granted to Non-Employee Directors will become immediately exercisable in full upon a Change in Control Event (as defined above - see "Key Employee Program"). If an Option granted under this program is not exercised prior to a dissolution of the Company, or a merger or other corporate event in which the Company does not survive, and no provision is made or can be made for the assumption, conversion, substitution or exchange of the Option under the terms of the Plan, such Option shall terminate upon the occurrence of such event.

RESTRICTIONS ON RESALE

   The Plan provides that other than by will or the laws of descent and distribution or pursuant to other relief from transfer restrictions under Rule 16b-3, no Option shall be transferrable by the Participant or shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void and disregarded by the Company. Moreover, any securities delivered under the Plan shall be subject to all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws and federal margin requirements) and to such regulatory approvals as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith, and the person acquiring such securities must, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.

FEDERAL INCOME TAX CONSEQUENCES

   The following discussion of the federal income tax consequences relating to the exercise of any award or any disposition of stock acquired under the Plan pursuant to an award exercise is based on present federal tax laws and regulations and does not purport to be a complete description of the federal income tax laws.
Participants may also be subject to certain state and local taxes which are not described below.

   Nonqualified Stock Options

   In general, the grant of a Nonqualified Stock Option under the Plan will not result in taxable income to the recipient at the time of the grant. When a Participant exercises the Nonqualified Stock Option, however, he or she will generally recognize ordinary income equal to the difference between the Option price and the fair market value of the shares at the time of exercise. Options are not exercisable within the first six months. The Company is generally entitled to a corresponding deduction at the same time and in the same amounts as the income recognized by a Participant.

   If a holder of a Nonqualified Stock Option pays the Option exercise price solely in cash, his or her basis in the shares acquired is equal to the Fair Market Value of the Common Stock on the date ordinary income is recognized and, upon subsequent disposition, any further gain or loss is taxable either as a short-term or long-term capital gain or loss, depending on how long the shares of Common Stock are held. The holding period for such shares commences as of the date ordinary income is recognized. The Company will not be entitled to any further deduction at the time of the subsequent disposition.

   If a holder of a Nonqualified Stock Option pays the exercise price, in full or in part, with previously acquired shares of Common Stock, he or she will recognize ordinary income in an amount equal to the excess of the Fair Market Value of the Common Stock received over the exercise price. No additional gain or loss is recognized as a result of the disposition of previously acquired shares of Common Stock. The shares of Common Stock received by an Eligible Employee or Non-Employee Director which are equal in number to the previously acquired shares exchanged therefor will have the same basis and holding period as such previously acquired shares. The shares of Common Stock received by an Eligible Employee or Non-Employee Director in excess of the number of previously acquired shares will have a basis equal to the fair market value of such additional shares as of the date ordinary income is recognized. The holding period for such additional shares will commence as of the date ordinary income is recognized.

   Incentive Stock Options

   An Eligible Employee who is granted an Incentive Stock Option under the Plan does not recognize taxable income either on the date of grant or on the date of its exercise, provided that, in general, the exercise occurs during employment or within three months after termination of employment. Upon disposition of the Common Stock acquired upon exercise of an Incentive Stock Option, long-term capital gain or loss will be recognized in an amount equal to the difference between the sales price and the Option exercise price, provided that the Eligible Employee has not disposed of the Common Stock within two years of the date of grant or within one year from the date of exercise. If the Eligible Employee disposes of the Common Stock without satisfying both holding period requirements (a "Disqualifying Disposition"), he or she will generally recognize ordinary income at the time of such Disqualifying Disposition in an amount equal to the excess of the Fair Market Value of the Common Stock on the date of exercise over the exercise price or, if less, the excess of the amount realized on the Disqualifying Disposition over the exercise price. Any remaining gain or net loss is treated as a short-term or long-term capital gain or loss, depending upon how long the Common Stock is held. Unlike the case in which a Nonqualified Stock Option is exercised, the Company is not entitled to a tax deduction upon either the timely exercise of an Incentive Stock Option or upon disposition of the Common Stock acquired pursuant to such exercise, except to the extent that the employee recognizes ordinary income in a Disqualifying Disposition.

   Limitations on Deductibility

   If, as a result of a Change in Control Event of the Company, a recipient's Options become immediately exercisable, the additional economic value, if any, attributable to the acceleration may be deemed a "parachute payment." This amount will generally be deemed a parachute payment if such value, when combined with the value of other payments which are deemed to result from the Change in Control Event, equals or exceeds a threshold amount equal to 300% of the recipient's average annual taxable compensation over the five calendar years preceding the year in which the Change in Control Event occurs. In such case, the excess of the total parachute payments over such recipient's average annual taxable compensation will be subject to a 20% nondeductible excise tax in addition to any income tax payable. The Company will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

   Effective January 1, 1994, the amount which may be deducted by the Company with respect to compensation paid to the Chief
Executive Officer and four other most highly compensated executives is generally limited to $1 million per tax year for each individual. Certain awards under the Plan may be exempt from the $1 million limit because of a "performance-based" exception.

   Withholding Taxes

   Except in certain circumstances including Incentive Stock Options, federal income taxes will be required to be withheld upon the exercise or other realization of an award. The tax consequences to a recipient of an award under the Plan will differ depending on the manner in which the recipient elects to satisfy the withholding obligation. If the recipient delivers previously owned shares of Common Stock to pay withholding taxes, the delivery of shares will be treated as a sale of stock and the Eligible Employee will recognize long-term or short-term capital gain or loss depending upon the Fair Market Value, basis and holding period of the previously owned shares so used.

   If the recipient elects to have the Company reduce the number of shares of Common Stock otherwise issuable, or a recipient tenders back shares that were issued as part of an award, the recipient should generally recognize no gain or loss as a result of the reduction in the net number of shares received. However, if a recipient uses previously owned shares of Common Stock to pay the exercise price of a Nonqualified Stock Option and the tax withholding requirements are satisfied by the withholding of shares otherwise issuable, the recipient's award will consist of two sets of shares. A number of shares awarded, equal to the number of previously owned shares exchanged to exercise the Option, will have the same basis and holding period as the previously owned shares. Shares awarded in excess of this number will have a basis equal to their Fair Market Value at the time of taxation and a holding period beginning on the same date. If such excess shares have sufficient Fair Market Value to satisfy the withholding obligation, the recipient will recognize no gain or loss as a result of the reduction in the number of shares of Common Stock received. However, to the extent that any shares of Common Stock retained by the Company to pay any withholding taxes have the same basis and holding period as previously owned shares, the Participant will recognize gain or loss as described in the manner described above for tendering previously owned shares to satisfy the tax withholding obligation.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL AND RATIFICATION OF THE 1996 STOCK OPTION PLAN.


                         PROPOSAL NO. 3

                  APPROVAL AND RATIFICATION OF
               THE 1996 EXECUTIVE STOCK BONUS PLAN

 At the 1996 Annual Meeting, shareholders will be asked to approve the Company's 1996 Executive Stock Bonus Plan (the "Bonus Plan"). Shareholder approval of the Bonus Plan will result in the Company awarding one-time grants of options to purchase, in the aggregate, 360,000 shares of Common Stock of the Company to directors, officers and other key employees performing services for the Company and its affiliates, all as set forth in the table below (the "Recipients"). The Bonus Plan consists of five option award agreements (the "Option Agreements") granting options to purchase shares of Common Stock (the "Options") . The Option Agreements, and the grant of the Options pursuant thereto, have been approved by the Board of Directors of the Company (with each Recipient who is a director of the Company abstaining from the approval of his Option Agreement), subject to the receipt of shareholder approval at the Annual Meeting. If approved by the shareholders, the Bonus Plan, and the underlying Option Agreements, will be effective as of March 11, 1996.

 The Option Agreements will not qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code (the "Code"). See "Federal Income Tax Consequences of the Option Agreements -- Section 162(m) Limits" below. The following summary of the Option Agreements is qualified in its entirety by the full text of the Option Agreements, a form of which is attached to this Proxy Statement as Appendix A, and which is incorporated herein by this reference.

GENERAL DESCRIPTION OF THE OPTION AGREEMENTS

 The following table sets forth certain information with respect to the Options proposed to be awarded to the Recipients under the Option Agreements:


         BENEFITS UNDER 1996 EXECUTIVE STOCK BONUS PLAN



NAME AND POSITION NUMBER OF SHARES OF COMMON STOCK UNDERLYING
OPTIONS TO BE GRANTED



                            Number of
                            Shares of
                            Common                                   Potential Realizable Value
                            Stock                                    at Assumed Annual Rates of
                            Underlying   Exercise                      Stock Price Appreciation
                            Options to   Price        Expiration       for Option Term($)<F2>
Name and Position           be Granted   ($/sh)<F1>   Date               5%              10%


R. Bruce Stewart, President,
  Treasurer and Director   100,000        6.10         March 10, 2001    168,532         372,411

Brooke P. Anderson, Vice
  President, Research and
  Development and Director 100,000        6.10         March 10, 2001    168,532         372,411

Paul R. Ryan, Vice President,
  Capital Management and
  Director                 100,000        6.10         March 10, 2001     168,532        372,411

Kathryn King-Van Wie, Vice
  President, Operations and
  Secretary                50,000         6.10         March 10, 2001      84,266        186,206

Executive Group
  (4 persons)             350,000         6.10         March 10, 2001     589,861      1,303,439

Non-Executive Director
  Group (0 persons)           0             n.a.         n.a.              n.a.            n.a.

Non-Executive Officer
  Employee Group
  (1 person)              10,000          6.10         March 10, 2001      16,853         37,241


_____________________
[FN]
<F1> Exercise price is based on the average of the high and low price per share of Common Stock on the grant date (March 11, 1996), as reported on the NASD Bulletin Board. The closing bid price on April 19, 1996 was $9.00.
<F2> The amounts in these columns are based upon assumed rates of appreciation over the option term which are prescribed by SEC regulations applicable to the disclosure of option grants generally. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall market conditions and the option holder's continued employment through the applicable vesting periods. Based on the April 19, 1996 closing bid price of $9.00 per share of Common Stock, the intrinsic value of the options to purchase 360,000 shares pursuant to the Bonus Plan is $1,044,000.

[/FN]

 Vesting of Options. Each Option Agreement provides for the vesting of the award of Options granted to the Recipients. Under each of the Option Agreements, 25 percent of the Options become exercisable on each of the first four anniversaries of the grant date.

 Method of Exercise. Full payment for shares purchased upon the exercise of the Options shall be made at the time of such exercise by one or a combination of the following methods: (i) cash, electronic funds transfer or check, (ii) the delivery of shares of Common Stock already owned by the Recipient, or (iii) reduction by the Company of the number of shares of Common Stock awarded pursuant to the Option by a number of shares of Common Stock with a fair market value equal to the Option exercise price.

 Adjustment and Termination of Option Under Certain Events. If the outstanding shares of Common Stock are increased, decreased, exchanged or converted as a result of a stock split, reverse stock split, or the like, or if such shares are exchanged for or converted into cash, property or a different number or kind of securities as a result of a reorganization, merger, consolidation, recapitalization, restructuring, or reclassification, then, the Board will make appropriate adjustments in the number and type of shares that may be acquired pursuant to the Option. In addition, the Company retains the right to terminate the Option to the extent not previously exercised upon an event or transaction in which the Company does not survive. In such event, the Recipient will have the right to exercise the Option as to all or any part of the shares of Common Stock subject thereto, without regard to vesting requirements.

 Transferability. The Options are not transferable by the Recipients other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order.
Shares of Common Stock issuable upon exercise of an Option will be paid only to such Recipient (during his or her lifetime) or to such Recipient's beneficiaries.

 Termination of Employment. Each Option Agreement provides that at such time as such Recipient ceases to be employed by the Company, the Options and all rights under the Option Agreements shall terminate; provided, however, that to the extent the Options were or become exercisable on such date, the Options will not expire and will continue to be exercisable for the three months immediately following such date.

FEDERAL INCOME TAX CONSEQUENCES OF THE OPTION AGREEMENTS

 The following discussion summarizes the federal income tax consequences of the Option Agreements under federal law as in effect as of the date of grant of the Options, which is subject to change. State and local tax consequences are beyond the scope of this summary.

 Stock Options. No taxable income will be realized by such Recipient upon the grant of the Options pursuant to the Option Agreements. Upon exercise of an Option, such Recipient will realize ordinary income in the amount of the excess of the fair market value of the shares of Common Stock on the date of exercise over the Option price. At that time, the Company will be entitled to a corresponding deduction, subject to the limits imposed by
Section 162(m) of the Code (described below under the caption "Section 162(m) Limits") in the amount of the ordinary income recognized by such Recipient. Upon subsequent dispositions of the shares of Common Stock, such Recipient will realize short-term or long-term capital gain or loss, depending on the period of time that the shares of Common Stock are held and the selling price. The Company will not be entitled to any further deduction at that time.

 Section 162(m) Limits. Upon a Recipient's exercise of an Option, the Company will generally be entitled to a corresponding deduction in the amount of the ordinary income recognized by such Recipient. Because the Option Agreements will not qualify as "performance-based compensation" for purposes of Section 162(m) of the Code, the deductibility of such amount of ordinary income, however, may be subject to the limits imposed by Section 162(m). Under Section 162(m), a publicly held corporation may not deduct certain compensation in excess of $1,000,000 paid to "covered employees," which includes the chief executive officer and the four other most highly-paid officers of the corporation meeting certain income thresholds for a given tax year.

RECOMMENDATION OF THE BOARD OF DIRECTORS "FOR" THE PROPOSAL

 The Board of Directors believes that the approval of the Option Agreements will promote the interests of the Company and its shareholders by more closely linking the compensation of the Recipients with the financial performance of the Company. Approval of the Option Agreements requires the affirmative vote of holders of the majority of the disinterested shares having voting power present or represented by proxy at the Annual Meetings, provided that the votes cast with respect to the proposal represent over 50% of the shares entitled to vote on the proposal.

 THE BOARD OF DIRECTORS HAS APPROVED THE OPTION AGREEMENTS AND
RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL. Proxies solicited by the Board of Directors will be so voted unless a shareholder specifies otherwise in the proxy.


                  SECURITY OWNERSHIP OF CERTAIN
                 BENEFICIAL OWNERS AND MANAGEMENT

 The following table sets forth as of March 20, 1996, information relating to the beneficial ownership of the Company's Common Stock by each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock, by each director and nominee for director, by each of the executive officers named in the Summary Compensation Table, and by all directors and executive officers as a group. The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission (the "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of March 20, 1995 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.



                                                   Amount and Nature of      Percent of
                                                   Beneficial Ownership      Class <F1>
Dr. Robert M. and Phyllis Ching<F2>                     257,500                13.4%

Bruce Stewart<F3>
12 S. Raymond Avenue
Pasadena, CA  91105                                     241,600                 11.7

Mark and Harriet Rosen<F4>                              223,900                 12.0

Dr. Brooke P. Anderson<F5>
12 S. Raymond Avenue
Pasadena, CA  91105                                     172,800                  8.7

William R. and Sally M. Tipton                          162,350                  8.7

Paul R. Ryan<F6>
12 S. Raymond Avenue
Pasadena, CA  91105                                     100,000                  5.1

Fred A. de Boom<F7>
12 S. Raymond Avenue
Pasadena, CA  91105                                      4,000                     *

Edward W. Frykman
12 S. Raymond Avenue
Pasadena, CA  91105                                        0                       *

Kathryn King-Van Wie<F8>
12 S. Raymond Avenue
Pasadena, California 91105                                17                       *

All Directors and Executive Officers
  as a Group (6 Persons)                               518,417                   22.8




________________________________
*  Represents less than one percent

[FN]

<F1> All Shares which a named shareholder has the right to so acquire upon exercise of stock options are deemed outstanding for the purpose of computing the percentage of Common Stock owned by any other shareholder.
<F2> Includes options exercisable within 60 days of March 20, 1996 to purchase 20,000 shares at the exercise of $1.50 per share, 30,000 shares at the exercise of $2.50 per share and 10,000 shares at the exercise of $5.25 per share granted to Dr. Ching by the Company. Also includes 65,000 shares jointly held by Phyllis Ching and her children, and 62,500 shares held by the
     M. Robert Ching, M.D., Inc. Money Purchase Pension Plan.
<F3> Includes options exercisable within 60 days of March 20, 1996 to purchase 150,000 shares at the exercise of $1.50 per share, and 40,000 shares at the exercise price of $2.00 per share shares granted to Mr. Stewart by the Company.
<F4> Includes options to purchase 25,000 shares exercisable within
     60 days of March 20, 1996 at the exercise of $2.50 per share, granted to Mark and Harriet Rosen by the Company.
<F5> Includes options exercisable within 60 days of March 20, 1996 to purchase 100,000 shares at the exercise of $1.50 per share, and 20,000 shares at the exercise price of $2.00 per share granted to Dr. Anderson by the Company.
<F6> Includes warrants exercisable within 60 days of March 20, 1996 to purchase 100,000 shares at the exercise price of $2.00 per share issued by the Company to Mr. Ryan in January 1995 for a purchase price of $10,000.
<F7> Includes options to purchase 2,500 shares exercisable within
     60 days of March 20, 1996 at the exercise of $5.25 per share, granted to Mr. de Boom by the Company.
<F8> Includes 17 shares held in a trust for Ms. King-Van Wie's minor child, of which Ms. King-Van Wie acts as trustee. Ms. King-Van Wie disclaims any beneficial interest in all shares held by such trust.

[/FN]


        COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

 Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. The Company believes that, based on the written representations of its directors and officers, and the copies of reports filed with the Commission during the fiscal year ended December 31, 1995 by its directors, officers and holders of more than 10% of the Company's Common Stock: (i) The Company's officers and directors did not file initial reports of ownership on Form 3 and began reporting under Section 16(a) with the timely filing of reports of changes in ownership on Form 4, with the exception of R. Bruce Stewart, who had one late Form 4 relating to two transactions; and (ii) Dr. Robert and Phyllis Ching and Mark and Harriet Rosen, each holders of more than 10% of the Company's Common Stock, have not reported under Section 16(a).


                 EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

The following table shows, as to the Company's Chief Executive Officer and the four remaining most highly compensated executive officers whose salary plus bonus exceeded $100,000 in the last fiscal year (collectively, the "Named Executive Officers"), information concerning compensation paid for services to the Company in all capacities during the fiscal years ended
December 31, 1993, December 31, 1994 and December 31, 1995. There were no Named Executive Officers other than Mr. Stewart with respect to the years reported.




                                                                                                    All Other
                                  Annual Compensation                     Long-Term Compensation     Compensation

                                                                                    Securities
                                                                          Restricted Underlying
                                                          Other Annual    Stock      Options/
Name and Principal Position       Year   Salary   Bonus   Compensation($) Awards     (SAR's)

R. Bruce Stewart,                 1993   60,000     0        <F1>              0       150,000<F4>        0
President, Treasurer, Director    1994   60,000     0       10,883<F2>         0        40,000<F4>        0
                                  1995   60,000   5,000     22,189<F3>         0           0             0


___________________________________
[FN]

<F1> Other annual compensation for fiscal year 1993 did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported.
<F2> Includes $4,124 paid by the Company for certain automobile expenses, and $6,759 paid by the Company for certain medical expenses, in 1994.
<F3> Includes $15,171 paid by the Company for certain automobile expenses, and $7,018 paid by the Company for certain medical expenses, in 1995.
<F4> Represents shares of stock underlying options granted under the 1993 Stock Option Plan. No tandem or freestanding stock appreciation rights have been granted.

[/FN]

 The Company has not entered into employment contracts with any of its Named Executive Officers, nor does the Company have any agreement or arrangement with any such Named Executive Officer relating to a change in control of the Company.


STOCK OPTION GRANTS AND EXERCISES

 The Company did not grant stock options to Named Executive
Officers, nor did any Named Executive Officer exercise any previously granted options, in fiscal year 1995.

 The following tables set forth information regarding the stock options exercised by the Named Executive Officers during the fiscal year ended December 31, 1995 and the value of in-the-money options held by such Named Executive Officers as of December 31, 1995.

 Option Exercises in Fiscal Year 1995 and Fiscal Year-End Option
Values




                                                              Number of Unexercised       Value of Unexercised
                                 Shares                       Options at                  In-the-Money Options at
                                 Acquired on  Value           1995 Year-End(#)            1995 Year-End<F2>($)
Name                             Exercise(#)  Realized<F1>($) Exercisable  Unexercisable  Exercisable  Unexercisable

R. Bruce Stewart,                0            0               190,000      0
President, Treasurer, Director



______________________
[FN]
<F1> Value realized represents the difference between the exercise price of the options and the value of the underlying securities on the date of exercise.
<F2> Represents the difference between the exercise price of the options and the closing price of the Company's Common Stock on December 29, 1995 of $5.75 per share.
[/FN]



                  TRANSACTIONS WITH MANAGEMENT

 During fiscal 1995 there were certain transactions that occurred between the Company and its officers and directors, which are reported below. With respect to each transaction, the Company has determined that the terms of each arrangement were no less fair to the Company than those which could have been obtained from unaffiliated persons.

 Transactions with Paul Ryan. On January 5, 1995, prior to the time Paul R. Ryan became an officer or director of the Company, the Company and Mr. Ryan entered into an agreement (the "Ryan Agreement") pursuant to which the Company and Mr. Ryan agreed to act as the two general partners of Acacia Capital Partners, L.P., a private investment partnership, and all future funds formed by the parties. In July 1995, Mr. Ryan became the Vice President, Capital Management and a Director of the Company. Since the date of the Ryan Agreement, the parties became the investment advisor to Acacia USA Fund, an offshore investment corporation, which, along with Acacia Capital Partners, L.P., has operated pursuant to the terms of the Ryan Agreement. Under the Ryan Agreement and the limited partnership agreements for each such fund, subject to certain exceptions, the general partners will be allocated performance fees on an annual basis equal to 20% of the annual net profits attributable to each partner's investment in the partnership. The general partners will also be entitled to receive annual management fees payable by each limited partner in an amount equal to 1% of the value of such limited partner's capital account. Under the Ryan Agreement, the Company is entitled to receive 75%, and Mr. Ryan is entitled to receive 25%, of such performance and management fees. At the time the Ryan Agreement was entered into, Mr. Ryan purchased certain warrants from the Company, exercisable at any time prior to December 31, 1999 for 100,000 shares of the Company's Common Stock at a price of $2.00 per share. These transactions occurred prior to the time Mr. Ryan became an officer and director of the Company.

 Transactions with Whitewing Labs, Inc. At December 31, 1995, the Company had made loans to Whitewing Labs, Inc. ("Whitewing") totaling $314,247. Whitewing repaid $200,000 with respect to principal and interest of such loans during 1995 and the balance was repaid in 1996. Between December 1994 and September 1995, the Company assisted Whitewing in selling additional equity in private transactions to raise gross proceeds of approximately $2.1 million. The Company sold a portion of its interest in Whitewing during 1994 and 1995, maintaining ownership of approximately 38% of the outstanding common stock of Whitewing, as of December 31, 1995. Whitewing successfully completed a public offering of more than 1,000,000 shares of newly issued common shares which further reduced the Company's voting control to 36% of the common shares outstanding for Whitewing. R. Bruce Stewart, the President, Treasurer, and Chairman of the Board of the Company, is also the Secretary and Treasurer, and the Chairman of the Board of Whitewing and currently holds options to purchase 150,000 shares of Whitewing. Fred A. de Boom, a director of the Company, is also a director of Whitewing and currently holds options to purchase 15,000 shares of Whitewing.


             APPOINTMENT OF INDEPENDENT ACCOUNTANTS

 The Board of Directors has appointed Finocchario & Co., independent accountants, to audit the Company's financial statements for the fiscal year ending December 31, 1996.

 Finocchario & Co. has audited the Company's financial statements since the fiscal period ended December 31, 1993. Representatives of Finocchario & Co. are expected to be present at the Annual Meeting and will have the opportunity to respond to questions and to make a statement if they desire.


DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR ANNUAL MEETING
FOR FISCAL YEAR 1997

 Proposals of shareholders which are intended to be presented by such shareholders at the Company's 1997 Annual Meeting must be received by the Company no later than December 20, 1996 in order that they may be included in the proxy statement and form of proxy relating to that meeting.


                          OTHER MATTERS

 The Company knows of no other matters to be submitted to the shareholders at the Annual Meeting. If any other matters properly come before the shareholders at the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

Dated:  April 22, 1996
          BY ORDER OF THE BOARD OF DIRECTORS



          Kathryn King-Van Wie
          Secretary

                           APPENDIX A

                 FORM OF OPTION AWARD AGREEMENT


   THIS AGREEMENT, dated April ___, 1996 and effective as of March 11, 1996, between Acacia Research Corporation, a California
corporation (the "Company"), and                   (the
"Recipient").


                      W I T N E S S E T H:


   WHEREAS, pursuant to a resolution adopted by the Board of Directors of the Company (the "Board") on March 11, 1996 (the "Resolution"), the Company has granted to the Recipient, effective as of March 11, 1996 (the "Award Date"), a nonqualified stock option to purchase all or any part of _______ authorized but unissued or treasury shares of common stock, no par value per share ("Common Stock"), of the Company upon the terms and conditions set forth herein.

   NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

   1. Grant of Option. This Agreement evidences the Company's grant to the Recipient of the right and option to purchase, on the terms and conditions set forth herein, all or any part of an aggregate of _______ shares of Common Stock at the price of $6.10 per share (the "Option"), exercisable from time to time, subject to the provisions of this Agreement, prior to the close of business on the day before the fifth anniversary of the Award Date (the "Expiration Date").

   2. Exercisability of Option. The Option may be exercised in an amount up to 25% of the aggregate number of shares set forth in
Section 1 hereof (subject to adjustment pursuant to Section 5 of this Agreement) on and after the first anniversary of the Award Date and as to an additional 25% of such aggregate number of shares (subject to adjustment pursuant to Section 5 of this Agreement) on each of the second, third and fourth anniversaries of the Award Date.

   To the extent the Recipient does not in any year purchase all or any part of the shares to which the Recipient is entitled, the Recipient has the right cumulatively thereafter to purchase any shares not so purchased and such right shall continue until the Option terminates or expires. Fractional share interests shall be disregarded, but may be cumulated. No fewer than 1000 shares may be purchased at any one time, unless the number purchased is the total number at the time available for purchase under the Option.

   3. Method of Exercise of Option. The Option shall be exercisable by the delivery to the Company of a written notice stating the number of shares to be purchased pursuant to the Option and accompanied by payment of the aggregate purchase price for the shares to be purchased, which payment may be made in whole or in part by any one or more of the following means:

   (a)  the delivery of cash, electronic funds transfer or check;

   (b) the delivery of previously owned shares of Common Stock of the Company (including shares acquired pursuant to this Agreement); or

   (c) a reduction in the amount of shares of Common Stock issuable pursuant to this Agreement by a number of shares of Common Stock with a fair market value equal to the Option exercise price.

   4. Effect of Termination of Employment or Death. The Option and all other rights hereunder, to the extent not exercised, shall terminate and become null and void on a date three months following such date as the Recipient ceases to be employed by the Company (or a subsidiary of the Company) or dies, to the extent the Option was exercisable at the date of such termination or death; provided, however, that in no event may the Option be exercised by anyone under this Section or otherwise after the Expiration Date.

   5. Adjustments.  If the outstanding shares of Common Stock are
(i) increased, decreased, exchanged or converted as a result of a stock split (including a split in the form of a stock dividend), reverse stock split, or the like, or (ii) exchanged for or converted into cash, property or a different number or kind of securities as a result of a reorganization, merger, consolidation, recapitalization, restructuring, or reclassification, then, subject to the terms of such transaction and the right of the Board to terminate the Option pursuant to Section 6 of this Agreement, the Board shall make equitable, appropriate and proportionate adjustments in the number and type of shares that may be acquired pursuant to the Option, and such other terms as necessarily are affected by such event.

   6. Termination of Option Under Certain Events. The Board retains the right to terminate the Option to the extent not previously exercised upon an event or transaction in which the Company does not survive; provided, that the Company shall have given to the Recipient at least five days notice of any such termination of the Option, and the Recipient shall have had the right prior to or simultaneously with the consummation of such event or other transaction to exercise the Option as to all or any part of the shares of Common Stock subject to this Agreement.

   7. Non-Transferability of Option. The Option and any other rights of the Recipient under this Agreement are nontransferable by the Recipient other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order and the Option is exercisable only by the Recipient (or such permitted transferee). The designation of a beneficiary in the case of the Recipient's death consistent with applicable law and the terms of this Agreement shall not constitute a transfer.

   8. Tax Withholding. Upon any exercise of the Option, the Company shall have the right at its option to require the Recipient (or his or her heirs, personal representative or beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes that the Company may be required to withhold with respect to such transaction. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Agreement, the Recipient may elect to have the Company reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then fair market value, to satisfy such withholding obligation.

   9. Compliance with Laws. This Agreement, the vesting of the Option under this Agreement and the issuance and delivery of shares of Common Stock and/or the payment of the purchase price under this Agreement are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Agreement shall be subject to such restrictions and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.

   10. Governing Law; Severability. This Agreement shall be governed by, and construed in accordance with the laws of the state of California. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Agreement shall continue in effect.

   11. Notices. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Company at its principal office located at 12 South Raymond Avenue, Pasadena, California 91105, and to the Recipient at the address given beneath the Recipient's signature hereto, or at such other address as either party may hereafter designate in writing to the other.

   12. Shareholder Approval. Notwithstanding anything else contained herein to the contrary, this Agreement and the Option granted hereunder are subject to shareholder approval in accordance with the Company's By-laws and applicable law.

   IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and the Recipient has hereunto set his or her hand.

                            ACACIA RESEARCH CORPORATION



                            By:________________________

                            Title:_____________________


                            RECIPIENT


                            __________________________
                            Name:_____________________

                            __________________________
                            (Address)

                            __________________________
                            (City, State, Zip Code)

                        CONSENT OF SPOUSE


     In consideration of the execution of the foregoing Option Award Agreement between Acacia Research Corporation and [Name of Recipient] ("Recipient"), I, ____________________________, the
spouse of Recipient, do hereby join with my spouse in executing the foregoing Option Award Agreement and do hereby agree to be bound by all of the terms and provisions thereof.



DATED: April ___, 1996.
                            _____________________________
                            Signature of Spouse


                            __________________________
                            (Print Name)

                     [FORM OF PROXY CARD]

                   ACACIA RESEARCH CORPORATION
           ANNUAL MEETING OF SHAREHOLDERS MAY 14, 1996


 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                   ACACIA RESEARCH CORPORATION



   The undersigned hereby appoints R. Bruce Stewart and Kathryn King-Van Wie, and each of them, proxyholders, each with full power of substitution to vote for the undersigned at the Annual Meeting of Shareholders of Acacia Research Corporation to be held on May 14, 1996, and at any adjournments thereof, with respect to the following matters, which were more fully described in the Proxy Statement dated April 22, 1996 (the "Proxy Statement"), receipt of which is hereby acknowledged by the undersigned.

   THIS PROXY WILL BE VOTED AS DIRECTED.  UNLESS OTHERWISE
DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE FIVE
DIRECTOR NOMINEES AND FOR THE SECOND AND THIRD PROPOSALS.



The Board of Directors recommends that you vote FOR the nominees on Proposal 1 and FOR Proposals 2 and 3.


(1)  The election of the following
     directors: R. Bruce Stewart, Brooke P.
     Anderson, Fred A. de Boom, Paul R.
     Ryan and Edward W. Frykman

    FOR all nominees listed above (except as marked to the
contrary below.)   WITHHOLD AUTHORITY to vote for all nominees
listed above.
  (INSTRUCTION: To withhold authority to vote for any nominee, write that nominee's name in the space provided below.)

_______________________________________________________________

(2)  Approval and Ratification of the 1996
     Stock Option Plan.  To approve and
     ratify the 1996 Stock Option Plan and
     reserve 250,000 shares for isssuance
     thereunder.
         __  FOR          __  AGAINST            __  ABSTAIN

(3) Approval and Ratification of the 1996 Executive Stock Bonus Plan. To approve and ratify the 1996 Executive Stock Bonus Plan and the award of options to purchase 360,000 shares thereunder.
        __  FOR           __  AGAINST            __  ABSTAIN
             (Please date and sign on reverse side)

   __________________________
          COMMON

(4) Such other matters as may properly come before the meeting or any adjournment thereof. As to such other matters, the undersigned hereby confers discretionary authority.

        __  FOR           __ AGAINST             __ ABSTAIN



                             Dated:  ______________________, 1996

                                _________________________________
                                    (Please Print Name)
                                _________________________________
                            (Signature of Holder of Common Stock)
                                _________________________________
                           (Additional Signature if Held Jointly)
                           NOTE: Please sign exactly as your name
                           is printed.  Each joint tenant should
                           sign.  Executors, administrators,
                           trustees and guarantors should give
                           full titles when signing.  Corporations
                           and partnerships should sign in full
                           corporate or partnership name by
                           authorized person.  Please mark, sign,
                           date and return your Proxy promptly
                           in the enclosed envelope, which requires no postage if mailed in the United States.

[The following copy of the 1996 Stock Option Plan of Acacia
Research Corporation is filed as an appendix to the proxy materials filed with the Securities and Exchange Commission pursuant to Instruction 3 to Item 10 of Schedule 14A, but is not part of the proxy statement and does not otherwise constitute soliciting material.]


                   ACACIA RESEARCH CORPORATION

                     1996 STOCK OPTION PLAN

                        TABLE OF CONTENTS
                                                             Page

ARTICLE I.     THE PLAN. . . . . . . . . . . . . . . . . . . .  1

     Section 1.1    Purpose. . . . . . . . . . . . . . . . . .  1
     Section 1.2    Administration and Authorization; Power
                    and Procedure. . . . . . . . . . . . . . .  1
     Section 1.3    Participation. . . . . . . . . . . . . . .  3
     Section 1.4    Shares Available for Awards. . . . . . . .  3
     Section 1.5    Grant of Awards. . . . . . . . . . . . . .  4
     Section 1.6    Award Period . . . . . . . . . . . . . . .  4
     Section 1.7    Exercise and Vesting of Awards . . . . . .  4
     Section 1.8    No Transferability . . . . . . . . . . . .  4


ARTICLE II.    KEY EMPLOYEE OPTIONS. . . . . . . . . . . . . .  5

     Section 2.1    Grants . . . . . . . . . . . . . . . . . .  5
     Section 2.2    Option Price . . . . . . . . . . . . . . .  5
     Section 2.3    Limitations on Grant and Terms of
          Incentive Stock Options. . . . . . . . . . . . . . .  7
     Section 2.4    Limits on 10% Holders. . . . . . . . . . .  7
     Section 2.5    Option Repricing/Cancellation and
          Regrant. . . . . . . . . . . . . . . . . . . . . . .  7
     Section 2.6    Limit on Grants to any Individual. . . . .  8


ARTICLE III.  NON-EMPLOYEE DIRECTOR OPTIONS. . . . . . . . . .  8

     Section 3.1    Participation. . . . . . . . . . . . . . .  8
     Section 3.2    Annual Option Grants . . . . . . . . . . .  8
     Section 3.3    Option Price . . . . . . . . . . . . . . .  8
     Section 3.4    Option Period. . . . . . . . . . . . . . .  9
     Section 3.5    Exercise of Options. . . . . . . . . . . .  9
     Section 3.6    Termination of Directorship. . . . . . . .  9
     Section 3.7    Adjustments. . . . . . . . . . . . . . . .  9
     Section 3.8    Acceleration Upon a Change in Control
          Event. . . . . . . . . . . . . . . . . . . . . . . . 10
     Section 3.9    Limitation on Amendments . . . . . . . . . 10


ARTICLE IV.    OTHER PROVISIONS. . . . . . . . . . . . . . . . 10

     Section 4.1    Rights of Eligible Employees,
          Participants and Beneficiaries . . . . . . . . . . . 10
     Section 4.2    Adjustments; Acceleration. . . . . . . . . 11
     Section 4.3    Effect of Termination of Employment. . . . 12
     Section 4.4    Compliance with Laws . . . . . . . . . . . 12
     Section 4.5    Tax Withholding. . . . . . . . . . . . . . 12
     Section 4.6    Plan Amendment, Termination and
          Suspension; Changes in Awards. . . . . . . . . . . . 13
     Section 4.7    Privileges of Stock Ownership. . . . . . . 14
     Section 4.8    Effective Date of Plan . . . . . . . . . . 14
     Section 4.9    Term of the Plan . . . . . . . . . . . . . 14
     Section 4.10   Governing Law/Construction/Severability. . 14
     Section 4.11   Captions . . . . . . . . . . . . . . . . . 15
     Section 4.12   Effect of Change of Subsidiary Status. . . 15
     Section 4.13   Non-Exclusivity of Plan. . . . . . . . . . 15


ARTICLE V.     DEFINITIONS . . . . . . . . . . . . . . . . . . 15

     Section 5.1    Definitions. . . . . . . . . . . . . . . . 15

                   ACACIA RESEARCH CORPORATION
                     1996 STOCK OPTION PLAN

ARTICLE I.     THE PLAN

     SECTION 1.1    PURPOSE.

     The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards (a) to attract, motivate and retain key employees, including officers (whether or not directors), of the Company with rewards and incentives for high levels of individual performance and improved financial performance of the Company under the "Key Employee Program" in Article II, and (b) to attract, motivate and retain experienced and knowledgeable independent directors through the benefits provided under the "Non-Employee Director Program" in
Article III. "Corporation" means Acacia Research Corporation and "Company" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms if not defined elsewhere in the text of this Plan, are defined in Article V.

     SECTION 1.2    ADMINISTRATION AND AUTHORIZATION; POWER AND
PROCEDURE.

          (a) Committee. This Plan shall be administered by and all Awards to Eligible Employees shall be authorized by the Committee. Any action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

          (b)  Plan Awards; Interpretation; Powers of Committee.
     Subject to the express provisions of this Plan, the Committee shall have the authority:

               (i) to determine from among those eligible persons the particular Eligible Employees who will receive any Awards;

               (ii) to grant Awards to Eligible Employees, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable, or determine that no delayed exercisability is required, and establish the events of termination of such Awards;

               (iii) to approve the forms of Award Agreements (which need not be identical either as to type of award or among Participants);

               (iv) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Eligible Employee Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

               (v) to cancel, modify or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Employees, subject to any required consent under
          Section 4.6;

               (vi) to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.6; and

               (vii) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

Notwithstanding the foregoing, the provisions of Article III relating to Non-Employee Director Awards shall be non-discretionary, automatic and, to the maximum extent possible, self-effectuating, and the discretion of the Committee shall not extend to such Awards in any manner that would be impermissible under Rule 16b-3(c)(2).

          (c) Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

          (d) Reliance on Experts. In making any determination or in taking or not taking any action under or with respect to this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

          (e) Delegation. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

     SECTION 1.3    PARTICIPATION.

     Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Non-Employee Directors shall not be eligible to receive any Awards except for Nonqualified Stock Options granted automatically without further action of the Committee under the provisions of Article III.

     SECTION 1.4    SHARES AVAILABLE FOR AWARDS.

     Subject to the provisions of Section 4.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock. The shares may be delivered for any lawful consideration.

          (a) Number of Shares. The maximum aggregate number of shares of Common Stock that may be delivered pursuant to all Awards granted under this Plan (including under Articles II and III) shall not exceed 250,000 shares and the maximum number of shares of Common Stock that may be delivered under the provisions of Article III shall not exceed 50,000 shares. The maximum number of shares of Common Stock that may be delivered pursuant to Options qualified as Incentive Stock Options granted under this Plan is 200,000. Each of the three foregoing numerical limits shall be subject to adjustments as contemplated by Section 4.2.

          (b) Calculation of Available Shares and Replenishment. Shares subject to outstanding Awards shall be reserved for issuance. If any Award shall expire or be cancelled or terminated without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan, subject to any applicable limitations under Rule 16b-3. In addition, any Common Stock which is used by an Eligible Employee Participant as full or partial payment to the Company for the purchase of Common Stock acquired upon exercise of an Option and any shares delivered by an Eligible Employee Participant or withheld by the Company in satisfaction of the tax withholding obligations of such Participant, shall be available for further awards to Eligible Employees under this Plan; provided, however, that, to the extent required to maintain the Plan's status as a qualifying plan under Rule 16b-3, such shares shall be available for subsequent awards only to Eligible Employees who are not Section 16 Persons; provided further that (except as otherwise permitted by the Code) no such shares shall be available for future grants of incentive stock options under this Plan.

     SECTION 1.5    GRANT OF AWARDS.

     Subject to the express provisions of this Plan, the Committee shall grant and determine the terms and conditions of all Awards to Eligible Employees, the number of shares of Common Stock subject to each Award and the price to be paid for the shares subject to each Award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant.

     SECTION 1.6    AWARD PERIOD.

     All Awards to Eligible Employees and all executory rights or obligations under the related Award Agreements shall expire on such date (if any) as shall be determined by the Committee, but not later than 10 years after the Award Date, and shall be subject to earlier termination as provided herein or in the Award Agreements. The Committee from time to time may authorize by amendment to or waiver of the Award Agreements or otherwise, as to any number of Awards or all Awards to Eligible Employees, any extension or acceleration of benefits thereunder.

     SECTION 1.7    EXERCISE AND VESTING OF AWARDS.

          (a) Provisions for Exercise. Unless the Committee otherwise provides, no Eligible Employee's Award shall be exercisable until at least 6 months after the initial Award Date and, once exercisable, an Award shall remain exercisable until the expiration or earlier cancellation or termination of the Award.

          (b) Procedure. Any exercisable Award shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2(a) or 3.3, as the case may be, and Section 4.5.

          (c) Fractional Shares/Minimum Issue. Fractional share interests shall be disregarded, but may be accumulated. The Committee may, however, in the case of Eligible Employees determine in the Award Agreement or thereafter that cash, other securities, or other property will be paid or transferred in lieu of any factional share interests. No fewer than 100 shares may be required on exercise of an Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

     SECTION 1.8    NO TRANSFERABILITY.

     Awards may be exercised only by, and amounts payable or shares issuable pursuant to an Award shall be paid only to (or registered only in the name of), the Participant or, if the Participant has died, the Participant's Beneficiary. Other than by will or the laws of descent and distribution or, with respect to Nonqualified Stock Options, pursuant to a QDRO, no right or benefit under this Plan or any Award shall be transferrable by the Participant or shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void. The Corporation shall disregard any attempt at transfer, assignment or other alienation prohibited by the preceding sentences and shall pay or deliver such cash or shares of Common Stock in accordance with the provisions of this Plan. The designation of a Beneficiary hereunder shall not constitute a transfer for these purposes.

ARTICLE II.    KEY EMPLOYEE OPTIONS

     SECTION 2.1    GRANTS.

     One or more Options may be granted under this Article to any Eligible Employee. Each Option granted may be either an Option intended to be an Incentive Stock Option, or not so intended, as determined by the Committee, and such intent shall be indicated in the applicable Award Agreement. Notwithstanding the preceding sentence, Options granted to Other Eligible Persons shall only be Nonqualified Stock Options.

     SECTION 2.2    OPTION PRICE.

          (a) Pricing Limits. The purchase price per share of the Common Stock covered by each Option granted under this Article shall be determined by the Committee at the time of the Award, but in the case of Incentive Stock Options shall not be less than 100% (110% in the case of an Eligible Employee Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the date of grant.

          (b) Payment Provisions. No shares shall be delivered pursuant to the exercise of an Option granted under this Article until payment of the full purchase price of such shares is received by the Corporation at its principal office located at 12 S. Raymond Avenue, Suite B, Pasadena, California 91105, or at such other place as the Committee may specify from time to time. Payment methods may include any of the following, pursuant to such conditions and rules or procedures as may be established by the Committee from time to time or as may be set forth in the Award Agreement:

               (i)  In cash;

               (ii) In shares of Common Stock already owned by the Participant;

               (iii) Partly in cash and partly in shares of Common Stock already owned by the Participant; or

               (iv) By delivery of a notice instructing the Corporation to deliver the shares being purchased to a broker, subject to the broker's delivery of cash to the Corporation equal to the purchase price; or

               (v) To the extent an applicable Award Agreement so provides, payment may be made in whole or in part by a promissory note executed by the recipient of an Award in favor of the Corporation, upon terms and conditions determined by the Committee, and secured by the Common Stock issuable upon exercise of the Options granted by such Award in compliance with applicable law (including, without limitation, state corporate law and federal margin requirements).

Any shares used for payment pursuant to clause (ii) or (iii) above shall have been held by the Eligible Employee Participant for at least six months prior to such exercise date. Common Stock accepted as a payment shall be valued at the Fair Market Value of the Common Stock on the date of exercise.

          (c) Reload Options. The Committee may provide in an Award Agreement that, effective as of the date of exercise by a Participant of all or part of an Option (the "Base Option") by delivering shares of Common Stock already owned by the Participant to the extent permitted by subsection (b)(ii) or
     (iii) above, the Eligible Employee Participant shall be granted an additional Option (a "Reload Option") to purchase at the Fair Market Value on the date of such exercise and new grant, a number of shares of Common Stock equal to the number of whole shares (subject to reduction in the case of an outstanding Incentive Stock Option to the extent necessary to comply with the $100,000 limit set forth in Section 2.3(a)) used by the Participant to pay or toward the payment of the exercise price of the Base Option, provided the Participant at the time of such exercise is an Eligible Employee. The Reload Option may be exercised between the date six months after its grant and the original date of expiration of the Base Option or such later time as the Committee may permit. The Reload Option shall be evidenced in the Award Agreement for the Base Option or by any other writing containing such terms and conditions as the Committee shall approve, which conditions may provide that upon the exercise of any Reload Option, an additional Reload Option may be granted with respect to the number of whole shares used to exercise the prior outstanding Reload Option. In no event, however, shall the aggregate number of additional shares authorized by Reload Option(s) exceed 50% of the maximum number of shares initially deliverable (subject to adjustments pursuant to Section 4.2(a)) on exercise of the Base Option.

     SECTION 2.3    LIMITATIONS ON GRANT AND TERMS OF INCENTIVE
STOCK OPTIONS.

          (a) $100,000 Limit. To the extent that the aggregate "fair market value" (as defined below) of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as Nonqualified Stock Options. For this purpose, the "fair market value" of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

          (b) Option Period. Each Option and all rights thereunder shall expire no later than 10 years after the Award Date.

          (b) Other Code Limits. There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

     SECTION 2.4    LIMITS ON 10% HOLDERS.

     No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock representing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option on the date of grant and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

     SECTION 2.5    OPTION REPRICING/CANCELLATION AND REGRANT.

     Subject to Section 1.4 and Section 4.6 and the general limitations on Awards contained elsewhere in this Plan, the Committee from time to time may authorize, generally or in specific cases only, any adjustment in the exercise or purchase price, the number of shares subject to, or the term of, an Award granted under this Article by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price which is higher or lower than the exercise or purchase price of the original or prior Award, provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period.

     SECTION 2.6    LIMIT ON GRANTS TO ANY INDIVIDUAL.

          The maximum number of shares of Common Stock that are issuable under Options that during any calendar year are granted to any Eligible Employee Participant shall not exceed 100,000, subject to adjustments contemplated by Section 4.2.

ARTICLE III.  NON-EMPLOYEE DIRECTOR OPTIONS

     SECTION 3.1    PARTICIPATION.

     Awards under this Article III shall be made only to Non-
Employee Directors.

     SECTION 3.2    ANNUAL OPTION GRANTS.

          (a) Time of Initial Award. Subject to approval by the shareholders of the Corporation, persons who are Non-Employee Directors at the time of the Plan's adoption on April 16, 1996, and persons who are elected or appointed to the Board after April 16, 1996, on the date of such election, shall each be granted without further action a NonQualified Stock Option to purchase 10,000 shares of Common Stock.

          (b) Subsequent Annual Awards. On the first business day in each calendar year following the approval of this Plan by the shareholders of the Corporation and during the term of this Plan, there shall be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option (the Award Date of which shall be such date) to each Non-Employee Director then in office to purchase 1,000 shares of Common Stock on each such date.

     SECTION 3.3    OPTION PRICE.

     The purchase price per share of the Common Stock covered by each Option granted pursuant to Section 3.2 hereof shall be 100 percent of the Fair Market Value of the Common Stock on the Award Date. The Award Date of Options granted under Section 3.2(a) shall, for purposes of determining the Option price, be April 16, 1996 with respect to Options granted to Non-Employee Directors as of that date, or the date such Option is granted upon election or appointment of the applicable director to the Board with respect to all other Options granted under Section 3.2(a). The purchase price of any shares purchased shall be paid in full at the time of each purchase either (i) in cash or by check of or on behalf of the Non-Employee Director, including (to the extent permitted by applicable law and consistent with Rule 16b-3(c)(2)) the process set forth in
Section 2.2(b)(iv), (ii) in shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option or
(iii) partly in such shares and partly in cash; provided that if payments are made pursuant to clauses (ii) and (iii) above any shares used for such payment shall have been held by the Non-Employee Director Participant for at least six months prior to such exercise date.

     SECTION 3.4    OPTION PERIOD.

     Each option granted under this Article III and all rights or obligations thereunder shall expire on the fifth anniversary of the Award Date and shall be subject to earlier termination as provided below.

     SECTION 3.5    EXERCISE OF OPTIONS.

     Each Option granted under this Article III shall become exercisable in full 12 months after the Award Date, except (i) such Options granted pursuant to Section 3.2(a), which such Options shall vest at the rate of 2,500 shares of Common Stock per year on each of the first four anniversaries of the date of such grant, and
(ii) as provided in Section 3.8.

     SECTION 3.6    TERMINATION OF DIRECTORSHIP.

     An Option granted pursuant to this Article shall, if exercisable on the date of a Non-Employee Director Participant's termination of service as a director, remain exercisable only for six months after the date of such termination or until the expiration of the stated term of such Option, whichever first occurs. Any Option granted pursuant to Section 3.2 hereof held by such Non-Employee Director Participant which is not exercisable on the date of termination of service shall terminate.

     SECTION 3.7    ADJUSTMENTS.

     Options granted under this Article III shall be subject to adjustment as provided in Section 4.2, but only to the extent that
(a) such adjustment and the Committee's actions in respect thereof satisfy applicable criteria under Rule 16b-3 and (b) such adjustment is consistent with adjustments to Options held by persons other than executive officers or directors of the Corporation.

     SECTION 3.8    ACCELERATION UPON A CHANGE IN CONTROL EVENT.

     Upon the occurrence of a Change in Control Event, each Option granted under Section 3.2 hereof shall become immediately exercisable in full. To the extent that any Option granted under this Article III (a) is not exercised prior to (i) a dissolution of the Corporation or (ii) a merger or other corporate event in which the Corporation does not survive and (b) no provision is (or consistent with the provisions of Section 3.7 can be) made for the assumption, conversion, substitution or exchange of the Option, the Option shall terminate upon the occurrence of such event.

     SECTION 3.9    LIMITATION ON AMENDMENTS.

     The provisions of this Article III shall not be amended more than once every six months (other than as may be necessary to conform to any applicable changes in the Code or ERISA or, in each case, the rules thereunder), unless such amendment would be consistent with the provisions of Rule 16b-3(c)(2)(ii) (or any successor provision).

ARTICLE IV.    OTHER PROVISIONS

     SECTION 4.1    RIGHTS OF ELIGIBLE EMPLOYEES, PARTICIPANTS AND
BENEFICIARIES.

          (a) Employment Status. Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible
     Employees generally.

          (b) No Employment Contract. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Eligible Employee or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall it interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any other contractual right of such person without his or her consent thereto.

          (c) Plan Not Funded. This Plan is not subject to Title 1 of ERISA and is not funded. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person.

     SECTION 4.2    ADJUSTMENTS; ACCELERATION.

          (a) Adjustments. If there shall occur any extraordinary dividend or other extraordinary distribution in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), or any recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Corporation, or there shall occur any other like corporate transaction or event in respect of the Common Stock, then the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable (1) proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) which thereafter may be made the subject of Awards (including the specific maximum numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, and
     (c) the exercise price of any or all outstanding Awards, or
     (2) in the case of an extraordinary dividend or distribution, merger, reorganization, consolidation, combination, split up, exchange or spin off make provision for a cash payment or a substitution or exchange of the securities or property deliverable upon exercise to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of Common Stock upon or in respect of such event; provided, however, in each case, that with respect to Awards of Incentive Stock Options, no such adjustment shall be made which would cause the Plan to violate
     Section 424(a) of the Code or any successor provision thereto.

          (b) Acceleration of Awards Upon Change in Control. As to any Eligible Employee Participant, unless prior to a Change in Control Event the Committee determines that, upon its occurrence, there shall be no acceleration of benefits under Awards or determines that only certain or limited benefits under Awards shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Change in Control Event for such acceleration, then upon the occurrence of a Change in Control Event each Option shall become immediately exercisable. The Committee may override the limitations on acceleration in this Section 4.2(b) by express provision in the Award Agreement and may accord any Eligible Employee Participant a right to refuse such acceleration in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable regulatory requirements, including without limitation Section 422 of the Code. The authority and provisions of this Section 4.2 are not intended to limit the Committee's authority to provide for acceleration of exercisability of Awards in other circumstances. Further, the Committee may provide for the termination of any or all of an Eligible Employee Participant's Awards to the extent they are not exercised as of the date of any event or transaction in or pursuant to which the Corporation does not survive.

     SECTION 4.3    EFFECT OF TERMINATION OF EMPLOYMENT.

     The Committee shall establish in respect of each Award granted to an Eligible Employee the effect of a termination of employment on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination.

     SECTION 4.4    COMPLIANCE WITH LAWS.

     This Plan, the granting and vesting of Awards under this Plan and the issuance and delivery of shares of Common Stock and/or the payment of money or the use or application of shares under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

     SECTION 4.5    TAX WITHHOLDING.

     Upon any exercise, vesting, or payment of any Award or, if they require upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to
(i) require the Participant (or Beneficiary) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such transaction or
(ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash amount. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, any Eligible Employee Participant may elect, to the extent allowed by and pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) that number of shares valued at their then Fair Market Value to satisfy such withholding obligation.

     SECTION 4.6    PLAN AMENDMENT, TERMINATION AND SUSPENSION;
CHANGES IN AWARDS.

          (a) Board Authorization. Except as provided in Section 3.9, the Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

          (b)  Shareholder Approval.  If any amendment would
     (i) materially increase the benefits accruing to Participants under this Plan, (ii) materially increase the aggregate number of securities that may be issued under this Plan, or
     (iii) materially modify the requirements as to eligibility for participation in this Plan, then to the extent then required by Rule 16b-3 to secure benefits thereunder or to avoid liability under Section 16 of the Exchange Act (and Rules thereunder) or required under Section 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, such amendment shall be subject to shareholder approval.

          (c) Amendments to Awards. Without limiting any other express authority of the Committee under, but subject to the express limits of, this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Eligible Employees that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Eligible Employee Participant, his or her rights and benefits under an Award.

          (d) Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of the Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any then outstanding Award granted under this Plan. Changes contemplated by Section 4.2 shall not be deemed to constitute changes or amendments for purposes of this Section 4.6.

     SECTION 4.7    PRIVILEGES OF STOCK OWNERSHIP.

     A Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her, other than benefits incident to the disposition of shares upon due exercise of an Option consistent with the terms of this Plan. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to the date of delivery of shares on exercise of an Award.

     SECTION 4.8    EFFECTIVE DATE OF PLAN.

     This Plan is effective as of April 16, 1996, the date of initial Board approval, subject to shareholder approval by December 31, 1996.

     SECTION 4.9    TERM OF THE PLAN.

     No Award shall be granted more than ten years after the initial effective date of the Plan (the "termination date").
Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such termination date, and all authority of the Committee with respect to Awards hereunder shall continue during any suspension of this Plan and in respect of outstanding Awards on such termination date.

     SECTION 4.10   GOVERNING LAW/CONSTRUCTION/SEVERABILITY.

          (a) Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the state of incorporation of the Corporation.

          (b) Severability. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

          (c) Plan Construction. It is the intent of the Corporation that this Plan and Awards hereunder satisfy and be interpreted in a manner that in the case of Participants who are or may be subject to Section 16(b) of the Exchange Act satisfies the applicable requirements of Rule 16b-3 thereunder so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder and so that persons receiving Awards under
     Article III remain "disinterested" under these Rules. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict, but to the extent of any remaining irreconcilable conflict with such intent as to such persons in the circumstances, such provision shall be disregarded. It is the further intent of the Company that Options with an exercise price not less than Fair Market Value on the date of grant shall qualify as performance-based compensation under Section 162(M) of the Code, and this Plan shall be interpreted consistent with such intent.

          (d)  Limitations Prior to September 1, 1996.
     Notwithstanding any other provision of this plan, during the period prior to September 1, 1996 (or such other date as the transition period under Rule 16b-3 may expire as to the Company) (i) any Award granted to a Section 16 Person shall have an exercise price equal to or greater than 50% of the Fair Market Value of the shares of Common Stock on the date of the Award and (ii) any Award the grant of which is intended to be exempt from Rule 16b-3 shall not be transferrable other than as permitted by former Rule 16b-3(d)(ii).

     SECTION 4.11   CAPTIONS.

     Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

     SECTION 4.12   EFFECT OF CHANGE OF SUBSIDIARY STATUS.

     If an entity ceases to be a Subsidiary, for purposes of this Plan and any Award hereunder, a termination of employment of each employee of such Subsidiary who does not continue as an employee of another entity within the Company shall be deemed to have occurred.

     SECTION 4.13   NON-EXCLUSIVITY OF PLAN.

     Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

ARTICLE V.     DEFINITIONS.

     SECTION 5.1    DEFINITIONS.

          (a) "Award" shall mean an award of any Option authorized by and granted under this Plan.

          (b) "Award Agreement" shall mean any writing setting forth the terms of an Award that has been authorized by the Committee.

          (c) "Award Date" shall mean the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award, or in the case of Non-Employee Director Awards under Article III, the date of automatic grant under
     Article III.

          (d) "Award Period" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

          (e) "Beneficiary" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

          (f) "Board" shall mean the Board of Directors of the Corporation.

          (g) A "Change in Control Event" shall mean and shall be deemed to have occurred if and when: (i) within the meaning of Section 13(d) of the Exchange Act, any person or group becomes a beneficial owner, directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power in the election of directors of the Corporation's then outstanding securities; (ii) individuals who were members of the Board of the Corporation immediately prior to a meeting of the shareholders of the Corporation involving a contest for the election of directors shall not constitute a majority of the Board following such election;
     (iii) the shareholders of the Corporation approve the dissolution or liquidation of the Corporation; (iv) the shareholders of the Corporation approve an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities which are not subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by shareholders of the Corporation immediately prior to such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization, excluding from consideration as a former shareholder any shareholder who is, or as a result of the transaction in question becomes, an "affiliate", as that term is used the Exchange Act and the rules promulgated thereunder, of any party to such merger, consolidation or reorganization); or (v) the shareholders of the Corporation approve the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary.

          (h) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (i) "Committee" shall mean a committee appointed by the Board to administer this Plan, which committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, none of whom is an Eligible Employee and each of whom, during such time as one or more Participants may be subject to Section 16 of the Exchange Act, shall be Disinterested and "outside" within the meaning of Section 162(m) of the Code.

          (j) "Common Stock" shall mean the Common Stock, no par value, of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under
     Section 4.2 of this Plan.

          (k) "Company" shall mean, collectively, the Corporation and its Subsidiaries.

          (l)  "Corporation" shall mean Acacia Research
     Corporation, a California corporation, and its successors.

          (m) "Disinterested" shall mean disinterested within the meaning of any applicable regulatory requirements, including
     Rule 16b-3.

          (n) "Eligible Employee" shall mean an officer, a key executive, or an administrative, managerial, production, marketing or sales employee of the Company, whether or not such person is a director, or an Other Eligible Person.

          (o)  "ERISA" shall mean the Employee Retirement Income
     Security Act of 1974, as amended.

          (p)  "Exchange Act" shall mean the Securities Exchange
     Act of 1934, as amended from time to time.

          (q) "Fair Market Value" shall mean (i) if the Common Stock is listed and registered on a national securities exchange such as the New York Stock Exchange or the American Stock Exchange, the simple average of the highest and lowest quoted selling prices of the Common Stock on such exchange on the applicable date of determination, or, if no such sales were made on such date on such exchange, then by such method as of the last date prior thereto on which sales were made, or
     (ii) if the Common Stock is not listed and registered on any national securities exchange, the simple average of the bid and ask prices per share of Common Stock in the over-the-counter market at the end of the applicable date of determination, or, if for any reason no such quotations are available, then by such other method as the Committee, in its sole discretion, shall determine to be appropriate on such date of determination.

          (r) "Incentive Stock Option" shall mean an Option which is designated as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provision as are necessary to comply with that section.

          (s) "Nonqualified Stock Option" shall mean an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code. Options granted under
     Article III shall be Nonqualified Stock Options.

          (t) "Non-Employee Director" shall mean a person who is, as of the applicable date of determination for an award under
     Article III, (i) a member of the Board of Directors of the Corporation and not an officer or employee of the Company or any affiliate, and (ii) eligible to serve on the Committee.

          (u)  "Option" shall mean an option to purchase Common
     Stock under this Plan.

          (v) "Other Eligible Person" shall mean any other individual (including significant agents and consultants) who performs substantial services for the Company of a nature similar to those performed by key employees, selected to participate in this Plan by the Committee from time to time; provided that in no event shall a Non-Employee Director be selected as an Other Eligible Person.

          (w) "Participant" shall mean a person who has been granted or has received an Award under this Plan.

          (x)  "Plan" shall mean this 1996 Stock Option Plan.

          (y) "QDRO" shall mean a qualified domestic relations order as defined in Section 414(p) of the Code or Title I,
     Section 206(d)(3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder or other decree accorded relief from transfer restrictions under Rule 16b-3.

          (z) "Rule 16b-3" shall mean Rule 16b-3 as promulgated by the Securities and Exchange Commission pursuant to the Exchange Act.

          (aa) "Section 16 Person" shall mean a person subject to
     Section 16(a) of the Exchange Act.

          (bb) "Subsidiary" shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.